                                                                    EXHIBIT 10.1














                         ATLANTIC PREMIUM BRANDS, LTD.

                            1999 AMENDED & RESTATED

                               STOCK OPTION PLAN
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                               TABLE OF CONTENTS

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ARTICLE I - ESTABLISHMENT ...............................................      1
     1.1       Purpose ..................................................      1

ARTICLE II - DEFINITIONS ................................................      1
     2.1       "Affiliate" ..............................................      1
     2.2       "Agreement" ..............................................      1
     2.3       "Beneficiary" ............................................      1
     2.4       "Board" ..................................................      1
     2.5       "Cause" ..................................................      2
     2.6       "Change in Control" ......................................      2
     2.7       "Code" ...................................................      2
     2.8       "Commission" .............................................      2
     2.9       "Committee" ..............................................      2
     2.10      "Common Stock" ...........................................      2
     2.11      "Company" ................................................      2
     2.12      "Disability" .............................................      2
     2.13      "Effective Date" .........................................      3
     2.14      "Exchange Act" ...........................................      3
     2.15      "Fair Market Value" ......................................      3
     2.16      "Grant Date" .............................................      3
     2.17      "Incentive Stock Option" .................................      3
     2.18      "Nonqualified Stock Option" ..............................      3
     2.19      "Option" .................................................      3
     2.20      "Option Period" ..........................................      3
     2.21      "Option Price" ...........................................      3
     2.22      "Participant" ............................................      3
     2.23      "Plan" ...................................................      4
     2.24      "Representative" .........................................      4
     2.25      "Retirement" .............................................      4
     2.26      "Rule 16b-3" and "Rule 16a-1(c)(3)" ......................      4
     2.27      "Termination of Employment" ..............................      4

ARTICLE III - ADMINISTRATION ............................................      5
     3.1       Committee Structure and Authority ........................      5
     3.2       Independent Committee ....................................      7

ARTICLE IV - STOCK SUBJECT TO PLAN ......................................      7
     4.1       Number of Shares .........................................      7
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     4.2       Release of Shares............................................     7
     4.3       Restrictions on Shares.......................................     8
     4.4       Stockholder Rights...........................................     8
     4.5       Registration.................................................     8
     4.6       Anti-Dilution................................................     9

ARTICLE V - ELIGIBILITY.....................................................     9
     5.1       Eligibility..................................................     9

ARTICLE VI - STOCK OPTIONS..................................................    10
     6.1       General......................................................    10
     6.2       Grant and Exercise...........................................    10
     6.3       Terms and Conditions.........................................    10
     6.4       Termination by Reason of Death...............................    12
     6.5       Termination by Reason of Disability..........................    12
     6.6       Other Termination............................................    13
     6.7       Cashing Out of Option........................................    13
     6.8       Formula Grants...............................................    13

ARTICLE VII - PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN.......    14
     7.1       Limited Transfer During Offering.............................    14
     7.2       No Company Obligation........................................    14

ARTICLE VIII - CHANGE IN CONTROL PROVISIONS.................................    14
     8.1....................................................................    14
     8.2       Definition of Change in Control..............................    16

ARTICLE IX - MISCELLANEOUS..................................................    17
     9.1       Amendments and Termination...................................    17
     9.2       Unfunded Status of Plan......................................    18
     9.3       Status of Options Under Section 162(m) of the Code...........    18
     9.4       General Provisions...........................................    18
     9.5       Mitigation of Excise Tax.....................................    20
     9.6       Rights with Respect to Continuance of Employment.............    20
     9.7       Options in Substitution for Options Granted by
                 Other Corporations.........................................    21
     9.8       Procedure for Adoption.......................................    21
     9.9       Procedure for Withdrawal.....................................    21
     9.10      Delay........................................................    21
     9.11      Headings.....................................................    21
     9.12      Severability.................................................    22
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    9.13        Successors and Assigns......................................    22
    9.14        Entire Agreement............................................    22
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

                         ATLANTIC PREMIUM BRANDS, LTD.
                   1999 AMENDED & RESTATED STOCK OPTION PLAN


                                   ARTICLE I

                                 ESTABLISHMENT

     1.1 Purpose. The Atlantic Premium Brands, Ltd. 1999 Amended & Restated Stock Option Plan ("Plan") is hereby established by Atlantic Premium Brands, Ltd. ("Company"). The purpose of this Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in this Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company.


                                   ARTICLE II

                                  DEFINITIONS

     For purposes of this Plan, the following terms are defined as set forth below:

     2.1 "Affiliate" means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2 "Agreement" means any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

     2.3 "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.4 "Board" means the Board of Directors of the Company.

     2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate a written agreement or arrangement (employment or otherwise) between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission constituting gross misconduct with respect to the Company or an Affiliate in any material respect.

     2.6 "Change in Control" has the meaning set forth in Section 8.2.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.9 "Committee" means the person or persons appointed by the Board to administer this Plan.

     2.10 "Common Stock" means the shares of the Company's Common Stock, $.01 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is so designated for the purpose of this Plan.

     2.11 "Company" means Atlantic Premium Brands, Ltd. and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.12 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness, or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.13 "Effective Date" means May 19, 1999 or such later date on which the 1999 Annual Meeting of Stockholders is held.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.15 "Fair Market Value" means the fair market value of Common Stock (or other property) as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value per share of Common Stock as of any date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     2.16 "Grant Date" means the date as of which an Option is granted pursuant to this Plan.

     2.17 "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.18 "Nonqualified Stock Option" means an Option to purchase Common Stock granted under this Plan, the taxation of which is determined pursuant to Section 83 of the Code.

     2.19 "Option" means a right to purchase Common Stock on specified conditions granted under Article VI.

     2.20 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article VI.

     2.21 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

     2.22 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Option has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Stock Option to the extent intended. Notwithstanding the foregoing, the term

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
"Termination of Employment" shall mean the Termination of Employment of the employee to whom the Option was originally granted (and other terms intended to refer solely to such employee shall be interpreted in a manner that is consistent with such intent).

     2.23 "Plan" means this Atlantic Premium Brands, Ltd. 1999 Amended and Restated Stock Option Plan, as the same may be amended from time to time.

     2.24 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or
(d) any person to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.25 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.26 "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

     2.27 "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, consultant, advisor, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, consultant, advisor, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee of the Company or an Affiliate, the Agreement may establish what act or event shall constitute a Termination of Employment for purposes of this Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

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
     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee Structure and Authority. This Plan shall be administered by the Committee which shall be comprised of two or more persons designated by the Board. In the absence of a designation, the Board or the portion that qualifies as the Committee shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. At any time the Company is publicly held, this Plan is intended to qualify for exemption from Section 16(b) of the Exchange Act and to qualify as performance-based compensation under Section 162(m) of the Code and shall be interpreted in such a way as to result in such qualification. A member of the Committee shall not exercise any discretion respecting himself or herself under this Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Board may select different Committees to administer Options for different classes of Participants. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, (i) subject to the terms of this Plan, and (ii) subject to the approval of the Board (to the extent required to qualify an option granted hereunder for exemption under
Section 16(b) of the Exchange Act and as "performance-based compensation" under
Section 162(m) of the Code):

          (a) to select those persons to whom Options may be granted from time to time;

          (b) to determine whether and to what extent Options are to be granted hereunder;

          (c) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

          (d) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation, any exercise acceleration or forfeiture waiver or any performance criteria regarding any Option and the shares of Common Stock relating thereto);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 9.1;

          (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred;

          (g) to determine under what circumstances an Option may be settled in cash or Common Stock;

          (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to this Plan, Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of the Participant or as otherwise provided in this Plan or an Agreement, outstanding Options;

          (l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under this Plan;

          (m) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (n) to determine whether and with what effect an individual has incurred a Termination of Employment;

          (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (p) to determine the restrictions or limitations on the transfer of Common Stock;

          (q) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under this Plan or the terms of an Agreement;

          (r) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

          (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

          (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of this Plan and any Option issued under this Plan (and any Agreement) and to otherwise supervise the administration of this Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of this Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of this Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

     3.2 Independent Committee. The Board may appoint a Committee that consists of directors who are disinterested "Non-Employee Directors" the meaning of Rule 16b-3 and each of whom is an "outside" director under Section 162(m) of the Code to administer the Plan with respect to individuals subject to (or potentially subject to) such provisions.


                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

     4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock initially reserved and available for distribution pursuant to Options under this Plan shall be 3,000,000 shares of Common Stock, inclusive of all shares associated with options issued to officers, directors, employees and other recipients prior to the adoption of this Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 Release of Shares. The Committee shall have full authority to determine the number of shares of Common Stock available for Option, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to

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
be subject to an Option, any shares of Common Stock subject to any Option that are forfeited, any Option that otherwise terminates without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Option including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under any applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

     4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares, with appropriate payment made with respect to such fractional shares.

     4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Option or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5 Registration. During any period in which the Company's Common Stock is registered under Section 12 of the Exchange Act, the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the

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
Committee, in its sole discretion, shall deem such registration appropriate.
The Company will use its reasonable best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the last relevant period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares of Common Stock delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under this Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Options under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.


                                   ARTICLE V

                                  ELIGIBILITY

     5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in this Plan and be granted Options shall be those persons who are officers, directors, employees, advisors, independent contractors or consultants of the Company or any subsidiary, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Options and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Option, the Committee may give consideration to the functions and responsibilities of the person, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.


                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 General. The Committee shall have authority to grant Options under this Plan at any time or from time to time. Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any calendar year, Options to purchase no more than 500,000 shares of Common Stock shall be granted to any Participant.

     6.2 Grant and Exercise. The grant of an Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary corporation of the Company (as such terms are defined in Section 424 of the Code) on the Grant date shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     6.3 Terms and Conditions. Options shall vest in accordance with the terms specified in the Agreement covering such Options, and shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a) Option Period. The Option Period of each Option shall be fixed by the Committee; provided that no Non-Qualified Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten
(10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary corporation of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date this Plan is adopted by the

Company or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

          (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option, where such Option is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary corporation of the Company (each as defined in Section 424 of the Code), the Option Price per share shall be not less than one hundred ten percent (110%) of such Fair Market Value per share.

          (c) Exercisability. Subject to Section 8.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Unless provided in an Agreement or by the Committee, no Option may be exercised to the extent it is not vested. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee shall, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

          (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Options, in whole or in part, at any time during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations); (v) by certifying ownership of shares of Common Stock owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Company; or (vi) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

          (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

               (i) lend to the Participant, an amount equal to such portion of the Option Price as the Committee may determine; or

               (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

     The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Participant and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f) Non-transferability of Options. Except as provided herein or in an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option (as applicable), (i) no Option or interest therein may be transferred, assigned, alienated or encumbered in any way by the Participant other than by will or by the laws of descent and distribution or by a designation of beneficiary effective upon the death of the Participant,
(ii) no Option shall be subject to the claims of a Participant's creditors, and
(iii) all Options shall be exercisable during the Participant's lifetime only by the Participant.

     6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall, to the extent then vested and exercisable, thereafter be fully exercisable for a period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

     6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee (and subject to Section 6.8 with respect to formula grants to non-employee Directors) if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall, to the extent then vested and exercisable, thereafter be fully exercisable by the Participant for the period of one year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

     6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee (and subject to Section 6.8 with respect to formula grants to non-employee Directors) if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then vested and exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option shall terminate immediately. Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

     6.7 Cashing out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Option by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

     6.8 Formula Grants. Beginning on January 1, 2000 and on each January 1, thereafter, each person who is a non-employee Director on the Effective Date shall become a Participant and shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock without further action by the Board or the Committee, provided that such person continues to be a non- employee Director on such January 1. Each non-employee who is not a Director on the Effective Date and thereafter is elected or appointed as a Director shall become a Participant and shall, and on each January 1, thereafter, without further action by the Board or the Committee, be granted an Option to purchase ten thousand (10,000) shares of Common Stock, on the first January 1 following such Director's election or appointment, provided that such person continued to be a non-employee Director on such January 1. In each case, a Director's options granted pursuant to this provision shall vest quarterly in equal increments from the effective grant date, vesting on the earlier of the date of the quarterly Board of Directors meeting or the last day of the quarter. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Any Option granted pursuant to this Section 6.8 shall terminate upon the first anniversary of the date the Participant first ceased to hold the position of Director.


                                  ARTICLE VII

            PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN

     7.1 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

     7.2 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Option, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Company's purchase of Common Stock or an Option from such holder in accordance with the terms hereof.


                                  ARTICLE VIII

                          CHANGE IN CONTROL PROVISIONS

     8.1 (a) Reorganization in which the Company is the Surviving Corporation. Subject to subsection (b) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price (relating to all shares under such Option) thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

          (b) Reorganization in which the Company is not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 6.3 and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

          (c) Discretionary Modifications. Notwithstanding provisions of any other Article of this Plan to the contrary, in the event of a Change in Control (as defined in Section 8.2), the Committee shall, in addition to other provisions of this Article VIII, have full discretion, notwithstanding anything herein or in an Agreement to the contrary (except as provided below), to do any or all of the following with respect to an outstanding Option:

               (i) to provide that the Options outstanding as of the date of the Change in Control which are not then exercisable shall become fully exercisable to the full extent of the original grant;

               (ii) to provide that the restrictions and deferral limitations applicable to the Options shall lapse, and such Options shall become free of all restrictions and become fully vested and transferrable to the full extent of the original grant;

               (iii) to cause any Option to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

               (iv) to provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto; and

               (v) to take any other action the Committee determines to take.

     8.2 Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events:

          (a) Any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than forty-nine percent (49%) of the combined voting power of the Company's then outstanding securities;

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (c) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") and the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company other than to a corporation which would satisfy the requirements of clauses (i), (ii) or (iii) of Subsection (c) of this Section 8.2, assuming for this purpose that such liquidation or dissolution was a Business Combination.


                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. The Committee may amend, alter or discontinue the terms of any Option theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as the Board and further subject to any approval or limitations the Board may impose.

     Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Options which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     9.2 Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

     9.3 Status of Options Under Section 162(m) of the Code. It is the intent of the Company that Options granted to persons who are "covered employees" within the meaning of Section 162(m) of the Code shall constitute "qualified performance-based compensation" satisfying the requirements of Section 162(m) of the Code. Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan or any agreement relating to such an Option does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.4 General Provisions.

          (a) Representation. The Committee may require each person purchasing shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation. Nothing contained in this Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. To the extent permitted by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

          (d) Prior Grants. This Plan is expressly intended to comprehensively amend and restate the Atlantic Beverage Company, Inc. Stock Option Plan, as amended prior to the Effective Date, and the Atlantic Beverage Company, Inc. Directors Stock Option Plan; and all options previously granted by the Board of Directors or the Committee, pursuant to such plans or otherwise, shall be treated as granted pursuant to this Plan; provided, however, that no recipient shall have their rights associated with such previously issued options impaired without their consent. Specifically, attached as Exhibit A is a list of options previously granted to officers subject to Section 16 of the Exchange Act, directors, independent contractors and consultants to which this Section 9.4(d) shall apply. In addition to options listed on Exhibit A, this Section is also intended to apply to options previously granted to employees which are not officers subject to Section 16 of the Exchange Act.

          (e) Reinvestment. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available for such reinvestment (taking into account then outstanding Options and other Options).

          (f) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (g) Controlling Law. This Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). This Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (h) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

          (i) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

          (j) Right to Recapitalize. The grant of an Option shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     9.5 Mitigation of Excise Tax. Subject to any other agreement between the Participant and the Company or an Affiliate, if any payment or right accruing to a Participant under this Plan (without the application of this Section 9.5), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9.5 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only federal income taxes.

     9.6 Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service
                                       20
hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     9.7 Options in Substitution for Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for options in respect of other plans of other entities. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     9.8 Procedure for Adoption. Any Affiliate of the Company on the Effective Date shall be deemed to have adopted this Plan on the Effective Date. Any other Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt this Plan as of the date specified in the board resolution.

     9.9 Procedure for Withdrawal. Any Affiliate which has adopted this Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of this Plan.

     9.10 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under this Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter. The Company shall have the right to suspend or delay any time period described in this Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of this Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to this Plan.

     9.11 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     9.12 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     9.13 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     9.14 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and the Agreement, the terms and conditions of the Agreement shall control.

     IN WITNESS WHEREOF, this instrument has been executed by the undersigned as of April 12, 1999.

                                   ATLANTIC PREMIUM BRANDS, LTD.

                                   By:    /s/ ALAN F. SUSSNA
                                   --------------------------------------------
                                   Name:  Alan F. Sussna
                                   Title: President and Chief Executive Officer

                                   EXHIBIT A

                                                    TOTAL NUMBER OF
                                             OPTIONS GRANTED PRIOR TO THE
HOLDER                                              EFFECTIVE DATE
------                                       ----------------------------
Douglas L. Becker                                       30,000
Eric D. Becker                                          70,000
Anthony J. Brocato, Jr.                                 24,000
Thomas M. Dalton                                        75,000
Merrick M. Elfman                                       74,500
Steve Englander                                         45,000
Ericson Marketing Communications                         8,000
Brian T. Fleming                                        20,000
John T. Hanes                                           20,000
Rudolph Christopher Hoehn-Saric                         30,000
Rick Inatome                                            44,500
John Izzo                                               20,000
George Cook Jordan, Jr.                                 44,500
Alan Macksey                                            25,000
John A. Miller                                          44,500
Stoelting, Inc.                                         30,000
Alan F. Sussna                                         750,000
Steven M. Taslitz                                       74,500
Tom D. Wippman                                          18,000